Oppenheimer COMMODITY STRATEGY TOTAL RETURN fund

Supplement dated January 9, 2009 to the

Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) dated April 29, 2008 and is in addition to the supplements dated September 11, 2008 and July 1, 2008 and it supersedes the supplements dated December 10, 2008 and December 15, 2008.

1.     The section “How the Fund is Managed – The Manager – Portfolio Managers,” beginning on page 25, is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Kevin Baum and Robert Baker together with a team of investment professionals, including Benjamin J. Gord, Geoffrey Caan, Thomas Swaney, Antulio N. Bomfim and Carol E. Wolf, who are primarily responsible for the day-to-day management of the Fund’s investments.

Mr. Baum, CFA, has been a portfolio manager of the Fund since 1999, a Vice President of the Fund since 2001 and a Vice President of the Manager since 2000. He is an officer of one portfolio in the OppenheimerFunds complex.

Mr. Baker, CFA, has been a portfolio manager of the Fund since May 2007 and a Vice President of the Manager since May 2007. He was an Assistant Vice President and Senior Research Analyst of the Manager from January 2004 to May 2007 and an Analyst of the Manager from February 2001 to December 2003. Since joining the Manager in 1993, Mr. Baker also held positions with the accounting and technologies groups.

Mr. Gord has been a portfolio manager and Vice President of the Fund since December 2006 and Vice President of the Manager since April 2002. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Gord was an Executive Director and a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from April 1992 through March 2002.

Mr. Caan has been a portfolio manager and Vice President of the Fund since December 2006 and Vice President of the Manager since August 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Caan was a Vice President of ABN AMRO N.A., Inc. from June 2002 through August 2003, and a Vice President of Zurich Scudder Investments from January 1999 through June 2002.

Mr. Swaney has been a portfolio manager of the Fund and a Vice President of the Manager since April 2006. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Swaney was a senior analyst of the Manager’s High Grade Investment Team from June 2002 to March 2006. Prior to joining the Manager in June 2002, Mr. Swaney was a senior fixed income analyst at Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management from May 1998 through May 2002.

Mr. Bomfim has been a portfolio manager and Vice President of the Fund since December 2006 and Vice President of the Manager since October 2003. He is also a portfolio manager of other portfolios in the OppenheimerFunds complex. Mr. Bomfim was a Senior Economist at the Board of Governors of the Federal Reserve System from June 1992 to October 2003.

Ms. Wolf has been a Vice President and Portfolio Manager of the Fund since December 2008. Ms. Wolf has been a Senior Vice President of the Manager since June 2000 and of HarbourView Asset Management Corporation since June 2003. She is an officer of five other portfolios in the OppenheimerFunds complex. She was formerly Vice President of the Manager from June 1990 through June 2000.

The Statement of Additional Information provides additional information about each Portfolio Manager’s compensation, other accounts they manage and their ownership of Fund shares.

2.     The paragraph titled "Money Market Instruments" in the section "About the Fund’s Investments - The Fund's Principal Investment Policies and Risks" on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Money Market Instruments. The Fund can invest in money market instruments, which are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. government, domestic and foreign corporations and financial institutions, and other entities. Money market instruments have a maturity of 13 months or less and include U.S. government obligations, commercial paper, other short-term commercial obligations, certificates of deposit, bankers’ acceptances, bank deposits and other financial institution obligations of a domestic or foreign bank. The Fund may also invest in affiliated money market funds including Oppenheimer Institutional Money Market Fund, described below. The Fund may keep a portion of its assets in cash.

January 9, 2009                                                                                                    PS0735.034